Exhibit 10.90

March 31, 2007

SmarTire Systems Inc.
13151 Vanier Place, Suite 150
Richmond, British Columbia
V6V 2J1

Re:	Registration rights on financial instruments held by TAIB Bank, B.S.C. (“TAIB”), and Certain Wealth, Ltd (“Certain Wealth”)

The following financial instruments are held by the entities identified below:

Date of Instrument	Financial Instrument	Amount	Held by
October 31, 2006	10% convertible debenture	$1.0 million	TAIB
October 31, 2006	10% convertible debenture	$0.2 million	Certain Wealth

SmarTire Systems Inc. (the “Company”) is required pursuant to the registration rights agreement with TAIB and Certain Wealth to use its best efforts to have a registration statement on Form SB-2 declared effective with the SEC on or before January 29, 2007 for 150,000,000 shares of the Company’s common stock (“Registrable Securities”). The registration statement was not declared effective on or before January 29, 2007.

TAIB and Certain Wealth each hereby agree that an Event of Default as defined in the financial instruments above and all related agreements referenced therein (the “Financial Instruments”) has not occurred as a result of the registration statement covering the Registrable Securities not being declared effective on or before January 29, 2007, and TAIB and Certain Wealth each hereby waive any and all of their rights under the applicable default provisions of the Financial Instruments affected by this noncompliance until May 23, 2007, provided the Company files its Amendment No. 2 on or before April 25, 2007.

Very truly yours,

TAIB Bank, B.S.C.                                                                                              Certain Wealth Ltd

/s/Larry Chaleff                                                                                                   /s/Larry Chaleff
By: Larry Chaleff                                                                                                By: Larry Chaleff
Its: Authorized person                                                                                      Its: Authorized person